Pay vs Performance Disclosure - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Pay vs Performance Disclosure
Pay vs Performance Disclosure, Table

PAY VERSUS PERFORMANCE TABLE

As described in “Board Committees and Compensation” and “Executive Compensation” the Compensation Committee sets the compensation for the Executive Officers and recommends the compensation to the Board of Directors for approval. In addition the measurable financial criteria including, but not limited to, company profitability levels and system-wide same store sales used to determine Executive Officers Bonuses, are approved by the Compensation Committee. The table below sets forth additional compensation information for fiscal years 2025, 2024 and 2023.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEOs	Average Compensation Actually Paid to non-PEOs	Value of initial fixed $100 investment based on Total Shareholder Return	Net Income

2025	$274,625	$274,625	$173,264	$173,264	$124	$559,044
2024	$262,796	$262,796	$164,577	$164,577	$112	$525,200
2023	$249,186	$249,186	$160,298	$160,298	$101	$467,321

PEO Total Compensation Amount	$ 274,625	$ 262,796	$ 249,186
PEO Actually Paid Compensation Amount	274,625	262,796	249,186
Non-PEO NEO Average Total Compensation Amount	173,264	164,577	160,298
Non-PEO NEO Average Compensation Actually Paid Amount	$ 173,264	164,577	160,298
Compensation Actually Paid vs. Net Income

Compensation Actually Paid vs. Net Income

The Net Income, Compensation Actually Paid to the PEO and Average Summary Compensation Paid to non-PEO’s have all increased slightly and maintained a consistent relationship between compensation paid, net income and Total Shareholder Return.

Total Shareholder Return Amount	$ 124	112	101
Net Income (Loss)	$ 559,044	$ 525,200	$ 467,321